SUPPLEMENT TO THE

PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS

EVERGREEN BLEND EQUITY FUNDS

EVERGREEN DOMESTIC GROWTH EQUITY FUNDS

EVERGREEN DOMESTIC VALUE EQUITY FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN MONEY MARKET FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SECTOR FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

 (Each, a “Fund,” together, the “Funds”)

I.              Effective January 4, 2010, each Fund’s prospectus is revised as follows:

The second paragraph under the section entitled “Affiliated Service Providers” is replaced with the following:

Wells Fargo Funds Distributor, LLC ("WFFD"), a wholly-owned subsidiary of Wells Fargo and an affiliate of EIMC, serves as the Fund's distributor. Certain of the Evergreen funds pay WFFD fees for these services pursuant to their 12b-1 plans as well as through the sales charges paid in respect of fund shares. For information regarding this compensation with respect to a Fund, please see the SAI. WFFD is located at 525 Market Street, San Francisco, California, 94105. WFFD is also the distributor of the Wells Fargo Advantage Funds®.

II.            The following changes to the Funds’ Statement of Additional Information will also be effective January 4, 2010:

The first paragraph under the “Principal Officers” table in the section entitled “Officer Information is replaced with the following:

Officers and certain Trustees of the Fund may be affiliated persons of the Fund and an affiliated person of EIMC or Wells Fargo Funds Distributor, LLC ("WFFD") by virtue of their positions as an officer or employee of EIMC or WFFD. The Fund's principal executive officers do not receive any compensation or expense reimbursement from the Fund.

The section entitled “Principal Underwriter” is replaced with the following:

WFFD, located at 525 Market Street, San Francisco, California, 94105, is the distributor/principal underwriter of the Funds.  WFFD markets the Funds through broker-dealers and other financial representatives and receives payments pursuant to the Funds' 12b-1 plans as well as through the sales charges paid in respect of sales of Fund shares. WFFD, a subsidiary of Wells Fargo, is an affiliate of each Fund and EIMC. The Trust has entered into a Distribution Agreement ("Distribution Agreement") with WFFD with respect to each class of the Fund.

WFFD has agreed to act as agent for the distribution of the shares. WFFD may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Distribution Agreement provides that WFFD will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

All subscriptions and sales of shares by WFFD are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Distribution Agreement, the Fund is not liable to anyone for failure to accept any order.

WFFD has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. WFFD has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of WFFD or any other person for whose acts WFFD is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

After an initial term of two years, the Distribution Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, or interested persons of any party to the agreement and (ii) by vote of a majority of the Trust's Trustees, in each case.

The first paragraph under the section entitled “Underwriting Commissions” is replaced with the following:

As of the Fund’s most recent fiscal year end, WFFD, the principal underwriter of the Fund and affiliate of Wells Fargo, had not received any underwriting commissions from sales charges on the sale of Fund shares. Below are the underwriting commissions received by Evergreen Investment Services, Inc. (“EIS”), the former principal underwriter of the Fund and an affiliate of Wells Fargo, from sales charges on the sale of Fund shares and the amounts retained by EIS after the payment of any dealer allowance for the last three fiscal years. EIS is an affiliate of the Fund and EIMC.

III.           Effective January 4, 2010, all other references to “EIS” in the Funds’ prospectuses and SAI are replaced with “WFFD”, except the references to “Evergreen Investment Services, Inc.” in the section of the Funds’ prospectuses under the heading “Legal Proceedings.”

January 4, 2010	585837 (01/10)